                     WAIVER TO CREDIT AGREEMENT


          This WAIVER TO CREDIT AGREEMENT dated as of May 12, 2000, (the "Waiver"), is entered into among ZOLTEK COMPANIES, INC., a
      ------
Missouri corporation ("Parent"), ZOLTEK CORPORATION, a Missouri
                       ------
corporation, ZOLTEK INTERMEDIATES CORPORATION, a Missouri corporation, ZOLTEK PROPERTIES, INC., a Missouri corporation, CAPE COMPOSITES, INC., a California corporation, and ENGINEERING TECHNOLOGY CORPORATION, a Missouri corporation (each, individually a "Borrower" and,
                                            --------
collectively, the "Borrowers"), the LENDERS listed on the signature
                   ---------
pages hereof and MERCANTILE BANK NATIONAL ASSOCIATION, now known as Firstar Bank, in its capacity as Agent for the Lenders.

                            WITNESSETH:

          WHEREAS, the Borrowers, the Lenders and the Agent are
parties to that certain Credit Agreement dated as of November 19, 1999 (the "Agreement") pursuant to which the Lenders have made available
      ---------
to Borrower a credit facility in the maximum aggregate principal amount of Seventy One Million Dollars ($71,000,000); and

          WHEREAS, Borrowers have requested the Lenders and the Agent to waive compliance with certain of the provisions of the Agreement; and

          WHEREAS, the Required Lenders and the Agent desire to waive compliance with certain provisions of the Agreement as requested by the Borrower;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions.  Capitalized terms used and not
                      -----------
otherwise defined in this Waiver are used as defined in the Agreement.

          Section 2.  Waivers under the Agreement.
                      ---------------------------

          2.1  The Lenders and the Agent hereby waive the provisions of Section 7.1(i)(i) of the Agreement solely to the extent
        -----------------
     necessary to waive the failure by Borrowers to attain, as of March 31, 2000, EBITDA (as calculated on a consolidated basis for Parent and its Consolidated Subsidiaries) of not less than $12,000,000.

          2.2 The Lenders and the Agent hereby waive the provisions of Section 7.1(i)(ii) of the Agreement solely to the extent necessary to waive the failure by Borrowers to maintain, as of March 31, 2000, a ratio of Total Funded Debt to EBITDA (as calculated on a consolidated basis for Parent and its Consolidated Subsidiaries) of not greater than 3.75:1.

          2.3 The Lenders and the Agent hereby waive the provisions of Sections 7.2(d) and 7.2(h) of the Agreement solely to the extent necessary to permit the purchase by Parent of 45% of the membership interests of Hardcore Composites Operations, L.L.C. ("Hardcore Composites") in connection with the purchase by
       -------------------
     Hardcore Composites from Master




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

     Builders Inc. and SKW-MBT Operations, Inc. of the assets of their former Hardcore Composites division for a purchase price of $2,319,889. Said purchase price was paid as follows: $1,319,889 in cash at closing (which closing occurred on April 28, 2000); and $1,000,000 in the form of an unsecured promissory note payable by Hardcore Composites to Master Builders Inc. and SKW-MBT Operations, Inc., which note bears interest at the prevailing prime rate of interest announced by Firstar Bank, N.A. from time to time and is due and payable on April 28, 2001 (the "Hardcore
                                                            --------
     Composites Note").  Notwithstanding the provisions of Section
     ---------------
     7.2(d) and Section 7.2(h), from and after the date hereof, Borrowers may not make any Acquisition of any Person without the prior written consent of the Required Lenders.

          2.4 The Lenders and the Agent hereby waive the provisions of Section 7.2(l) of the Agreement solely to the extent necessary to permit the incurrence by Parent of unsecured Indebtedness in the amount of $1,500,000 from Southwest Bank in connection with the purchase of Hardcore Composites, which Indebtedness bears interest at the prevailing prime rate of interest announced by Southwest Bank from time to time and is due and payable on May 28, 2000. Borrowers covenant and agree that no payment shall be made by or on behalf of Borrower in respect of such Indebtedness upon the occurrence and during the continuance of an Event of Default.

          2.5 The Lenders and the Agent hereby waive the provisions of Section 7.2(l) of the Agreement solely to the extent necessary to permit the Guarantee by Parent of the obligations of Hardcore Composites to Master Builders Inc. and SKW-MBT Operations, Inc. in respect of the Hardcore Composites Note. Borrowers hereby acknowledge and agree that (i) a default in the payment of any principal of or interest on the Hardcore Composites Note beyond any applicable period of grace provided with respect thereto or
     (ii) a default by Parent in the performance of or compliance with any term, provision, condition or covenant contained in the guarantee of the Hardcore Composites Note, shall constitute an Event of Default under the Agreement.

          2.6 The Lenders and the Agent hereby waive the provisions of Section 7.2(h) of the Agreement solely to the extent necessary to permit the making of a loan by Parent in the amount of $725,938.79 to Hardcore Composites, which loan is evidenced by a promissory note payable by Hardcore Composites dated April 28, 2000. Such loan bears interest at the rate of 8% per annum and is due and payable on September 30, 2002.

          Section 3.  Further Compliance.  The waivers set forth in
                      ------------------
Section 2 hereof are effective only in this specific instance and
---------
shall not operate as a waiver of compliance with Sections 7.1(i)(i),
                                                 -------------------
7.1(i)(ii), 7.2(d), 7.2(h) or 7.2(l) of the Agreement by Borrowers
------------------------------------
from and after the date hereof.

          Section 4.  Effectiveness.  The effectiveness of this
                      -------------
Waiver is subject to the satisfaction and occurrence of the following conditions precedent:

          4.1 The Agent's receipt of executed counterparts of this Waiver which, when taken together, bear the signatures of the Borrowers, the Agent and the Required Lenders.

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

          4.2 The Agent shall have received: (i) a copy of the Hardcore Composites Note, certified as true, correct and complete by the Secretary of Parent; (ii) a copy of the loan documents in respect of the loan to Parent from Southwest Bank, certified as true, correct and complete by the Secretary of Parent; (iii) a copy of the purchase agreement in respect of the purchase of the membership interests of Hardcore Composites and all documents and instruments executed in connection therewith, together with a copy of the operating or members agreement for Hardcore Composites, all certified as true, correct and complete by the Secretary of Parent; (iv) a copy of the note payable by Hardcore Composites to Parent in respect of the loan permitted pursuant to Section 2.6 above, certified as true, correct and complete by the Secretary of Parent; (v) an acknowledgment from Southwest Bank with regard to the prohibition on payment set forth in Section 2.4 above.

          Upon the satisfaction of the foregoing conditions precedent, this Waiver shall be effective until May 31, 2000. From and after May 31, 2000, this Waiver shall be of no further force or effect.

          Section 5.  Representations and Warranties.  Each of the
                      ------------------------------
Borrowers represents and warrants that:

          5.1 The representations and warranties of the Borrowers contained in Section 6 of the Agreement are correct in all
                  ---------
     material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date), provided that with respect to Section 6.4 of the Agreement, it is assumed
                     -----------
     that the fiscal quarter referred to is the fiscal quarter ending March 31, 2000; and

          5.2 the Borrowers are in compliance with all the terms and provisions set forth in the Agreement and no Default or Event of Default has occurred and is continuing (other than as specifically waived herein) or would result from the execution, delivery and performance of this Waiver.

          Section 6.  Full Force and Effect.  Except as expressly
                      ---------------------
waived hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed.

          Section 7.  Counterparts.  This Waiver may be executed in
                      ------------
any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 8.  Headings.  The various headings of this
                      --------
Waiver are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Waiver or any provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective authorized officers as of the day and year first above written.

                              ZOLTEK COMPANIES, INC.



                              By:   /s/ Daniel D. Greenwell
                                  --------------------------------------
                                        Daniel D. Greenwell
                                        Chief Financial Officer

                              ZOLTEK CORPORATION



                              By:   /s/ Daniel D. Greenwell
                                  --------------------------------------
                                        Daniel D. Greenwell
                                        Chief Financial Officer

                              ZOLTEK INTERMEDIATES CORPORATION



                              By:   /s/ Daniel D. Greenwell
                                  --------------------------------------
                                        Daniel D. Greenwell
                                        Chief Financial Officer

                              ZOLTEK PROPERTIES, INC.



                              By:   /s/ Daniel D. Greenwell
                                  --------------------------------------
                                        Daniel D. Greenwell
                                        Chief Financial Officer

                              CAPE COMPOSITES, INC.



                              By:   /s/ Daniel D. Greenwell
                                  --------------------------------------
                                        Daniel D. Greenwell
                                        Chief Financial Officer

                              ENGINEERING TECHNOLOGY CORPORATION



                              By:   /s/ Daniel D. Greenwell
                                  --------------------------------------
                                        Daniel D. Greenwell
                                        Chief Financial Officer

                              MERCANTILE BANK NATIONAL ASSOCIATION, now known as Firstar Bank, as Agent, as Swingline Lender and as a Lender



                              By:   /s/ R. Gordon Myers
                                  --------------------------------------
                                        R. Gordon Myers
                                        Senior Vice President





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